UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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the Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

E. I. du Pont de Nemours and Company

(Name of Registrant as Specified In Its Charter)

Trian Fund Management, L.P.

Trian Fund Management GP, LLC

Trian Partners, L.P.

Trian Partners Strategic Investment Fund, L.P.

Trian Partners Strategic Investment Fund II, L.P.

Trian Partners Master Fund, L.P.

Trian Partners Parallel Fund I, L.P.

Trian Partners Master Fund (ERISA), L.P.

Trian Partners Strategic Investment Fund-A, L.P.

Trian Partners Strategic Investment Fund-D, L.P.

Trian Partners Strategic Investment Fund-N, L.P.

Trian SPV (SUB) VIII, L.P.

Trian Partners Fund (Sub)-G, L.P.

Trian Partners Fund (Sub)-G II, L.P.

Nelson Peltz

Peter W. May

Edward P. Garden

John H. Myers

Arthur B. Winkleblack

Robert J. Zatta

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 25, 2015, Trian Fund Management, L.P. (“Trian”) posted the following additional materials to http://www.DuPontCanBeGreat.com:

Trian Partners

DUPONT CAN BE GREAT

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Meet Trian's Nominees – Videos

Trian has nominated four highly qualified candidates for election to the DuPont Board. Each of Trian's nominees has decades of relevant experience that would benefit DuPont. Hear more about how Trian's nominees' expertise will help make DuPont great again.

NELSON PELTZ

Nelson Peltz is CEO and founding partner of Trian. When Nelson or one of his partners joins a board, they have the support of the entire Trian organization behind them. Listen to Nelson's description of how Trian rolls up its sleeves and provides in depth analysis and support to board members and management teams and why that makes a difference for shareholders.

JOHN H. MYERS

John H. Myers spent nearly four decades at GE, working with its renowned former Chairman and CEO Jack Welch. Learn more about John and his views on how he and the other Trian nominees — once on the board — will help DuPont better serve all of its key constituencies: shareholders, employees, customers, and community.

ARTHUR B. WINKLEBLACK

Arthur "Art" B. Winkleblack is the former CFO of H.J. Heinz Company. He served in that role during and after Trian's 2006 proxy contest with the Company, which resulted in shareholders electing two Trian director nominees, including Nelson Peltz. Learn more about Art's take on the important link between performance and compensation as well as the extent to which DuPont must be more transparent with shareholders.

ROBERT J. ZATTA

Robert "Bob" J. Zatta is a veteran chemical industry executive and the former acting CEO and long-time CFO of Rockwood Holdings, Inc. Listen to him talk about the importance of research and development spending for chemical companies like DuPont.

© 2015 Trian Fund Management, L.P. All rights reserved. This website is not affiliated with, or endorsed by, the companies referred to herein.

Important Information

TRIAN PARTNERS

DUPONT CAN BE GREAT

- Home
- About Trian
- What's New
- Trian's Thesis for DuPont
- Meet Trian's Nominees – Videos
- Biographies of Trian's Nominees
- Third Party Comments About Trian
- Presentations & Letters
- Press Releases
- SEC Filings
- How to Vote
- Contact

Sign up for email updates

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Meet Trian's Nominees – Nelson Peltz

Nelson Peltz is CEO and founding partner of Trian. When Nelson or one of his partners joins a board, they have the support of the entire Trian organization behind them. Listen to Nelson's description of how Trian rolls up its sleeves and provides in depth analysis and support to board members and management teams and why that makes a difference for shareholders.

NELSON PELTZ

MEET TRIAN'S NOMINEES

Trian has nominated four highly qualified candidates for election to the DuPont Board. Each of Trian's nominees has decades of relevant experience that would benefit DuPont. Hear more about how Trian's nominees' expertise will help make DuPont great again.

JOHN H. MYERS

John H. Myers spent nearly four decades at GE, working with its renowned former Chairman and CEO Jack Welch. Learn more about John and his views on how he and the other Trian nominees — once on the board — will help DuPont better serve all of its key constituencies: shareholders, employees, customers, and community.

ARTHUR B. WINKLEBLACK

Arthur "Art" B. Winkleblack is the former CFO of H.J. Heinz Company. He served in that role during and after Trian's 2006 proxy contest with the Company, which resulted in shareholders electing two Trian director nominees, including Nelson Peltz. Learn more about Art's take on the important link between performance and compensation as well as the extent to which DuPont must be more transparent with shareholders.

ROBERT J. ZATTA

Robert "Bob" J. Zatta is a veteran chemical industry executive and the former acting CEO and long-time CFO of Rockwood Holdings, Inc. Listen to him talk about the importance of research and development spending for chemical companies like DuPont.

© 2015 Trian Fund Management, L.P. All rights reserved. This website is not affiliated with, or endorsed by, the companies referred to herein.

Important Information

TRIAN PARTNERS

DUPONT CAN BE GREAT

- Home
- About Trian
- What's New
- Trian's Thesis for DuPont
- Meet Trian's Nominees – Videos
- Biographies of Trian's Nominees
- Third Party Comments About Trian
- Presentations & Letters
- Press Releases
- SEC Filings
- How to Vote
- Contact

Sign up for email updates

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Meet Trian's Nominees – John H. Myers

John H. Myers spent nearly four decades at GE, working with its renowned former Chairman and CEO Jack Welch. Learn more about John and his views on how he and the other Trian nominees — once on the board — will help DuPont better serve all of its key constituencies: shareholders, employees, customers, and community.

JOHN MYERS

NELSON PELTZ

Nelson Peltz is CEO and founding partner of Trian. When Nelson or one of his partners joins a board, they have the support of the entire Trian organization behind them. Listen to Nelson's description of how Trian rolls up its sleeves and provides in depth analysis and support to board members and management teams and why that makes a difference for shareholders.

MEET TRIAN'S NOMINEES

Trian has nominated four highly qualified candidates for election to the DuPont Board. Each of Trian's nominees has decades of relevant experience that would benefit DuPont. Hear more about how Trian's nominees' expertise will help make DuPont great again.

ARTHUR B. WINKLEBLACK

Arthur "Art" B. Winkleblack is the former CFO of H.J. Heinz Company. He served in that role during and after Trian's 2006 proxy contest with the Company, which resulted in shareholders electing two Trian director nominees, including Nelson Peltz. Learn more about Art's take on the important link between performance and compensation as well as the extent to which DuPont must be more transparent with shareholders.

ROBERT J. ZATTA

Robert "Bob" J. Zatta is a veteran chemical industry executive and the former acting CEO and long-time CFO of Rockwood Holdings, Inc. Listen to him talk about the importance of research and development spending for chemical companies like DuPont.

© 2015 Trian Fund Management, L.P. All rights reserved. This website is not affiliated with, or endorsed by, the companies referred to herein.

Important Information

TRIAN PARTNERS

DUPONT CAN BE GREAT

- Home
- About Trian
- What's New
- Trian's Thesis for DuPont
- Meet Trian's Nominees – Videos
- Biographies of Trian's Nominees
- Third Party Comments About Trian
- Presentations & Letters
- Press Releases
- SEC Filings
- How to Vote
- Contact

Sign up for email updates

E-mail Submit

Meet Trian's Nominees – Arthur B. Winkleblack

Arthur "Art" B. Winkleblack is the former CFO of H.J. Heinz Company. He served in that role during and after Trian's 2006 proxy contest with the Company, which resulted in shareholders electing two Trian director nominees, including Nelson Peltz. Learn more about Art's take on the important link between performance and compensation as well as the extent to which DuPont must be more transparent with shareholders.

ART WINKLEBLACK

NELSON PELTZ

Nelson Peltz is CEO and founding partner of Trian. When Nelson or one of his partners joins a board, they have the support of the entire Trian organization behind them. Listen to Nelson's description of how Trian rolls up its sleeves and provides in depth analysis and support to board members and management teams and why that makes a difference for shareholders.

JOHN H. MYERS

John H. Myers spent nearly four decades at GE, working with its renowned former Chairman and CEO Jack Welch. Learn more about John and his views on how he and the other Trian nominees — once on the board — will help DuPont better serve all of its key constituencies: shareholders, employees, customers, and community.

MEET TRIAN'S NOMINEES

Trian has nominated four highly qualified candidates for election to the DuPont Board. Each of Trian's nominees has decades of relevant experience that would benefit DuPont. Hear more about how Trian's nominees' expertise will help make DuPont great again.

ROBERT J. ZATTA

Robert "Bob" J. Zatta is a veteran chemical industry executive and the former acting CEO and long-time CFO of Rockwood Holdings, Inc. Listen to him talk about the importance of research and development spending for chemical companies like DuPont.

© 2015 Trian Fund Management, L.P. All rights reserved. This website is not affiliated with, or endorsed by, the companies referred to herein.

Important Information

TRIAN PARTNERS

DUPONT CAN BE GREAT

- Home
- About Trian
- What's New
- Trian's Thesis for DuPont
- Meet Trian's Nominees – Videos
- Biographies of Trian's Nominees
- Third Party Comments About Trian
- Presentations & Letters
- Press Releases
- SEC Filings
- How to Vote
- Contact

Sign up for email updates

E-mail | Submit

Meet Trian's Nominees – Robert J. Zatta

Robert "Bob" J. Zatta is a veteran chemical industry executive and the former acting CEO and long-time CFO of Rockwood Holdings, Inc. Listen to him talk about the importance of research and development spending for chemical companies like DuPont.

BOB ZATTA

NELSON PELTZ

Nelson Peltz is CEO and founding partner of Trian. When Nelson or one of his partners joins a board, they have the support of the entire Trian organization behind them. Listen to Nelson's description of how Trian rolls up its sleeves and provides in depth analysis and support to board members and management teams and why that makes a difference for shareholders.

JOHN H. MYERS

John H. Myers spent nearly four decades at GE, working with its renowned former Chairman and CEO Jack Welch. Learn more about John and his views on how he and the other Trian nominees — once on the board — will help DuPont better serve all of its key constituencies: shareholders, employees, customers, and community.

ARTHUR B. WINKLEBLACK

Arthur "Art" B. Winkleblack is the former CFO of H.J. Heinz Company. He served in that role during and after Trian's 2006 proxy contest with the Company, which resulted in shareholders electing two Trian director nominees, including Nelson Peltz. Learn more about Art's take on the important link between performance and compensation as well as the extent to which DuPont must be more transparent with shareholders.

MEET TRIAN'S NOMINEES

Trian has nominated four highly qualified candidates for election to the DuPont Board. Each of Trian's nominees has decades of relevant experience that would benefit DuPont. Hear more about how Trian's nominees' expertise will help make DuPont great again.

© 2015 Trian Fund Management, L.P. All rights reserved. This website is not affiliated with, or endorsed by, the companies referred to herein.

Important Information

DUPONT CAN BE GREAT—MEET TRIAN’S NOMINEES

FILMED ON MARCH 3, 2015
©TRIAN FUND MANAGEMENT, L.P. ALL RIGHTS RESERVED

(VIDEO TRANSCRIPT)

PARTICIPANTS:

•	NELSON PELTZ, TRIAN NOMINEE, TRIAN CEO & FOUNDING PARTNER
•	JOHN MYERS, TRIAN NOMINEE, FORMER GE ASSET MANAGEMENT PRESIDENT & CEO
•	ARTHUR “ART” B. WINKLEBLACK, TRIAN NOMINEE, FORMER H.J. HEINZ COMPANY CFO
•	ROBERT “BOB” J. ZATTA, TRIAN NOMINEE, FORMER ROCKWOOD HOLDINGS, INC. CFO & ACTING CEO

PART 1: MEET THE TEAM

NELSON PELTZ:

I'm Nelson Peltz. I'm Chairman and CEO of Trian Partners—investment fund. We have a very large stake in DuPont. We take stakes in large, wonderful companies that haven't performed. DuPont is on that list and DuPont is one that we think we can help a great deal.

ART WINKLEBLACK:

I'm Art Winkleblack. I've got—more than 30 years' experience operating businesses across a number of industries. And then—spent—almost a dozen years as—executive vice president and chief financial officer of—H.J. Heinz.

I met Nelson in 2006 during the proxy contest. As—as Nelson came on the board he became an exceptionally good board—board member. And I think probably our best board member. And more important than that, he was able to raise the game of the rest of our board members because they knew that Nelson was very well informed, plugged in, understood the industry and was there to drive shareholder value.

You know, Trian for Heinz was a catalyst. A catalyst to help us change and help us get better. So it was all about taking a team that had been making progress but then really turbo charge that progress and accelerate the progress. So Trian helped us get better. What—what attracted me to come onto this—is that—I frankly think we can help. We as a team have the right skill sets, the right experience set—to help DuPont become a better company.

BOB ZATTA:

I'm Bob Zatta. I have more than four decades of business experience—primarily as a financial executive. I've worked for several very well-known consumer products companies: The Lipton Tea Company, Kraft General Foods, and the Campbell Soup Company. However, I've spent the last 14 and a half years at the Rockwood Chemical Company.

And—you know, we focused on all of the things that I think you need to in this industry in order to be successful: Organic revenue growth. Margin enhancement. Total elimination of bureaucracy. Empowering and motivating management teams to deliver the results that they're—that they're tasked to deliver.

We created a lot of value for our investors. We also created value for the employees, for the communities in which we work and for our customers, because focusing on the customer in this industry is extremely important and necessary.

I really look forward to being on the— the—the DuPont board—serving with each of you—and all the directors. I think DuPont is a company with a long, proud history and tradition and I think we can make it great.

JOHN MYERS:

I'm John Myers. I joined General Electric Company—after serving three years in the U.S. Navy—as a guided missile officer—during Vietnam. The last half of my career at General Electric I ran its investment group. When I got there we had about $20 billion under management. When I retired—January 1, '07, we had $200 billion and we were a very active operating company.

After retiring I had the opportunity to join Legg Mason board and join Nelson in the boardroom. And—as Art said, Nelson was the most prepared director but he was kind of cheating. He had the whole staff of Trian supporting him—at each and every board meeting. And that is such an advantage that Trian brings to the boardroom. It is not just one individual. It is an entire organization.

As a matter of fact, when Nelson—left the Legg Mason board a few months ago, the CEO asked Nelson if he could still have access to Trian and be able to talk to the Trian— team—about Treasury matters, about legal matters, about operating matters.

I'm looking forward—to—working with Bob and Art and Nelson on the DuPont board because I really believe we can make this a great company again.

PART 2: TRIAN COLLABORATES WITH BOARDS AND MANAGEMENT TEAMS

NELSON PELTZ:

So when you say, "Joe Sullivan at Legg Mason wanted to continue to use Trian as a source after I got off the board," that means so much to me. And, they're bringing Ed Breen and they're bringing Jim Gallogly on the board. And, we're thrilled about that. We think they're good guys. We know them very well and we look forward to working with them.

ART WINKLEBLACK:

You know, I was on the—on the front line of—of—the proxy contest back in 2006—on—on Heinz—with Trian.

NELSON PELTZ:

Right. (LAUGHTER)

ART WINKLEBLACK:

And—and I must admit, when—when Nelson came on the board I thought, "Ooh, this might not be good."

NELSON PELTZ:

(LAUGHTER)

ART WINKLEBLACK:

But I—I—I gotta tell ya, the—the first meeting that Nelson and I had, and I don't know if you remember this meeting, but Nelson came in and said—"You know, you fought a good proxy contest. We fought a good proxy contest. Let's go make some money for the shareholders together." And that's how we operated ever since then. We've been great partners since then. So it's been a wonderful experience.

NELSON PELTZ:

And we did. With—the stock went from $30 to $72.50 and Buffett and 3G bought it and that was—that was fine.

We've said publicly that—$2 to $4 billion of excess overhead, underline excess overhead—would fast go away if you broke the company into two pieces. They're— they're spinning off Chemours, so two new pieces. But we've said also, and we’ve said we're gonna be a minority on the board, number one, so it's worth the conversation.

And number two, we said, if management can convince the board that they can achieve the same metrics, meaning sales growth and margin as the standalone comps by holding it together, we are open minded. We said that day one in our press release.

JOHN MYERS:

And that’s what happened actually with Ingersoll-Rand, when you joined that board.

PART 3: DUPONT NEEDS TO IMPROVE ACCOUNTABILITY & EMPOWERMENT

JOHN MYERS:

You know, Nelson, I spent the first half of my 38 year GE career in field operations. And we used to joke that some of the most dangerous words we ever heard was, "I'm from corporate and I'm here to help you."

NELSON PELTZ:

Right. (LAUGHTER)

JOHN MYERS:

And I think it's the mindset—and a culture that has to change in order to get the amount of cost reductions that Trian has identified.

ART WINKLEBLACK:

Yeah, It—it does start with culture. And—and with that culture—to make a change and to make an impact, what often has to happen is that management needs to take a look at the layers in the organization, set a—set a parameter on the number of layers between the CEO and the shop floor and also in terms of minimum spans of control so that at the highest—highest level of the organization there needs to be a broad span of control and it narrows from there. With that kind of parameter you can often make great progress in terms of not only cost but executional efficiency and empowerment of management.

BOB ZATTA:

Yeah, I agree. It’s all about accountability and empowerment of management. I don’t think they’ve done a very good job at all on capital allocation. I think both in terms of M&A, capital expenditures and R&D expenses I think that they've spent a lot of money—billions of dollars, in fact, and have very little to show for it.

ART WINKLEBLACK:

And that's exactly right. I mean it's— it's all about cash generation and the capability to drive cash. And—and currently within the compensation system, CAPEX comes free. Capital spending comes free. I've never seen that work in my 30-plus years of experience. Capital has to have a cost to management so that it is not—used inappropriately and so that you can get a return. So with that strong cash flow comes the capability to grow the business through acquisitions, dividends, share buybacks—things that will help the shareholders.

PART 4: PAY MUST BE TIED TO PERFORMANCE

JOHN MYERS:

I haven't seen very many successful companies that base their long-term payments to their executives on revenue.

BOB ZATTA:

I—I have never seen that to be honest with you.

JOHN MYERS:

I mean it creates the wrong incentive and it creates a misalignment really between management and shareholders. It should more be based on the income, which is then used to pay dividends, to buy back stock and return cash—

ART WINKLEBLACK:

Sure.

JOHN MYERS:

—to the hands of the people that own the company.

NELSON PELTZ:

We want pay for performance. We want them to get paid 'cause they're hitting the cover off the ball and they are entitled to get outsized compensation as a result of it.

ART WINKLEBLACK:

Exactly.

PART 5: ORIGINS OF THIS PROXY CONTEST

NELSON PELTZ:

This unfortunately is, or thankfully, however you wanna look at it, our second proxy fight. We had—the first was Heinz nine years ago. We think they're very unproductive.

We sat patiently for 18 months. Didn't go public with anything. Just dealt with management. Dealt with the board. Telling them what we thought. Telling them how we thought this structure was—was bad. Telling them how we thought they couldn't achieve the—the 12% EPS growth and the 7% revenue growth that they—they promised. We’re in buying their stock. That’s why the stock went up. It didn't go up because of earnings. Earnings have been flat since—or down since 2011. But when they finally changed guidance for the third time, took it way down, we said, "Enough is enough. We have to have a board seat."

Our goal here is to return DuPont to its former greatness.

DUPONT CAN BE GREAT—NELSON PELTZ

FILMED ON MARCH 3, 2015

© 2015 TRIAN FUND MANAGEMENT, L.P. ALL RIGHTS RESERVED.

(VIDEO TRANSCRIPT)

PARTICIPANT:

NELSON PELTZ, TRIAN NOMINEE, TRIAN CEO & FOUNDING PARTNER

NELSON PELTZ:

I'm Nelson Peltz. I'm Chairman and CEO of Trian Partners—investment fund. We have a very large stake in DuPont. We take stakes in large, wonderful companies that haven't performed. DuPont is on that list and DuPont is one that we think we can help a great deal.

Prior to this I was at one point in my life Chairman and CEO of a Fortune 100 company that I, along with my partners, built, ran and then sold very profitably for the benefit of all shareholders. I was CEO of the company that did the—famous Snapple turnaround when we bought her from Quaker Oats.

And I was also in the chemical business by being Chairman and CEO of the company that owned Uniroyal Chemical, so I've had my exposure to the chemical industry. I've served on over a dozen boards and been CEO of about six different public companies.

I don't think people understand how we work when we get on a board, and it's so different than one might imagine. And—I'm gonna take a second and explain it. When you go on a company the size of DuPont, and I'm on the Mondelez board. I'm on—a few large company boards. You get these 1,000 pages starting a week prior to the board meeting, through the night before and sometimes the morning of. And with the lawyers today they want the board to have more rather than less, so you get contracts. You get financing agreements. You get joint venture contracts. You get all kinds of stuff. That one man, one woman, finds it very difficult, near impossible, to really digest all of that information in a week’s time.

What we do is different from others. We insist, if we go on a board, that about 20 people at Trian sign confidentiality agreements. So they have information just like our Trian representative, our Trian partner who's on that board has. They are restricted like we're restricted. But then when those 1,000 pages come in, the legal stuff goes to our legal guys, who have been following DuPont. The financial stuff goes to the financial department—those people have been following DuPont. The business stuff, it goes to the portfolio people who've been looking at DuPont and writing this white paper and following this company now well over two years. So when—if I'm on the board, I walk in, I am truly prepared.

Besides that, our guys, between board meetings, they will develop relationships up and down the line of that corporate. So they'll know the general counsel really well. And they will develop their relationship. They'll know the CFO really well and they will develop the relationship. So, we're not waiting board meeting to board meeting.

We have people in there all the time meeting with their—with their people, their opposites in this company and working together and building relationships. So that's the difference and that's really the—the sign of how we can know these companies well—There's an information gap that's very, very wide. And so the board meeting, unless you're up to speed with him, becomes a show and tell. And what are you really, really contributing to that board in the show and tell? Very little.

DUPONT CAN BE GREAT—JOHN MYERS

FILMED ON MARCH 3, 2015

© 2015 TRIAN FUND MANAGEMENT, L.P. ALL RIGHTS RESERVED.

(VIDEO TRANSCRIPT)

PARTICIPANTS:

•	JOHN MYERS, TRIAN NOMINEE, FORMER GE ASSET MANAGEMENT PRESIDENT & CEO
•	ARTHUR “ART” B. WINKLEBLACK, TRIAN NOMINEE, FORMER H.J. HEINZ COMPANY CFO

JOHN MYERS:

I'm John Myers. I joined General Electric Company—after serving three years in the U.S. Navy—as a guided missile officer—during Vietnam. I spent a 38 year career at General Electric. The first half of my career was in the industrial businesses. Many different assignments. Working in the field—overseas in Germany and Italy.

And I had the great fortune of—working with and under—one of the great CEOs in corporate history, Jack Welch. Actually, Nelson Peltz reminds me a lot of Jack in many ways. And—I've called him—to many of my friends and associates, the—Jack Welch of investing.

I'm looking forward—to—working with Bob and Art and Nelson on the DuPont board because I really believe we can make this a great company again.

I want to elaborate on something that really touches a nerve. And that is, this is not about cost cutting for the sake of cost cutting. This is about right sizing an organization so that it can grow and compete in the future. And then that's going to create more jobs. I think there's four things that make a great company. It's a company that balances serving its shareholders, serving its employees, serving its customers and serving its community.

ART WINKLEBLACK:

That's right.

JOHN MYERS:

And if you have a company that can do all four of those things you've got a great company. You know, I think it's important, our responsibility is gonna be to all DuPont shareholders. Not necessarily to Trian. But Trian is a DuPont shareholder. Its interests are the same as every other individual shareholder, whether they own 100 shares or whether they own the block of shares that Trian owns. It's all the same. We are fiduciaries to all shareholders.

DUPONT CAN BE GREAT—ART WINKLEBLACK

FILMED ON MARCH 3, 2015

© 2015 TRIAN FUND MANAGEMENT, L.P. ALL RIGHTS RESERVED.

(VIDEO TRANSCRIPT)

PARTICIPANTS:

•	ARTHUR “ART” B. WINKLEBLACK, TRIAN NOMINEE, FORMER H.J. HEINZ COMPANY CFO
•	JOHN MYERS, TRIAN NOMINEE, FORMER GE ASSET MANAGEMENT PRESIDENT & CEO
•	NELSON PELTZ, TRIAN NOMINEE, TRIAN CEO & FOUNDING PARTNER

ART WINKLEBLACK:

I'm Art Winkleblack. I've got—more than 30 years' experience operating businesses across a number of industries. Started out in—what I would call academy-type companies at PepsiCo—under—Wayne Calloway was the chairman at that point. Spent time at AlliedSignal when Larry Bossidy was there as chairman. I spent—a little more than six years in private equity following that. And then—spent—almost a dozen years as—Executive Vice President and Chief Financial Officer of—H.J. Heinz.

At Heinz we—we kind of felt like we needed to keep it simple. And so as it related to—incentive compensation, management is responsible for fundamentally three things on an annual basis. Grow the top line, grow profitability and drive cash flow. And so those three things were all in the short-term— incentive—compensation system. And, by the way, that driving cash flow included capital spending. You had to make sure that it was paying off. For the long-term incentive we aimed toward two things, really. Return on invested capital, so that you—you each year had to move that forward and generate stronger and stronger returns. And also we focused on how our shareholder return related to our peer companies. So if we outperformed our peer companies then—management was paid well. If we didn't, we were paid—paid low. And that was appropriate.

Let me pick up on the transparency theme. In my past experience we've worked very, very hard to be transparent with investors and make our numbers very understandable and very clear. And set forth a scorecard by which we could be judged.

We had a 10 item scorecard. We talked about that quarter in, quarter out, every time. And what it forced management to do was to be honest with themselves. And even if a number wasn't particularly good, we had to talk about it.

As I've looked at the DuPont—disclosure I—I must admit I get very frustrated because I—it's hard to sort through and find out where—where the real performance is. And in fact if you go to back 2011 we've—we've talked about the—the EPS number, the earnings per share number—

JOHN MYERS:

Which one? (LAUGHTER)

ART WINKLEBLACK:

Well—apparently there are nine different ones that have been mentioned. And so—

NELSON PELTZ:

You're 100% right.

ART WINKLEBLACK:

I just—I think that's a key opportunity—for management, with the board's oversight, to get the transparency to be better.

DUPONT CAN BE GREAT—BOB ZATTA

FILMED ON MARCH 3, 2015

© 2015 TRIAN FUND MANAGEMENT, L.P. ALL RIGHTS RESERVED.

(VIDEO TRANSCRIPT)

PARTICIPANT:

•	ROBERT “BOB” J. ZATTA, TRIAN NOMINEE, FORMER ROCKWOOD HOLDINGS, INC. CFO & ACTING CEO

BOB ZATTA:

I'm Bob Zatta. I have more than four decades of business experience—primarily as a financial executive. I've worked for several very well-known consumer products companies: The Lipton Tea Company, Kraft General Foods, and the Campbell Soup Company.

I spent the last 14 and a half years at the Rockwood Chemical Company. I was Chief Financial Officer for most of that time and acting CEO for the—for the last while. And, you know, we looked at R&D spending—as really a capital investment in the business, because generally R&D spending has a longer term potential for the business.

And we were all very supportive of R&D. In fact from a corporate perspective I spent more time asking the questions, "Are we spending enough? Are we moving quickly enough? If this is a really winning idea, should we be doing more?" Not should we be pulling back or holding back.

But it—it's really important when you have an empowered management team that they be responsible for the R&D discussion. That the R&D manager be embedded in the business. And it's a business discussion, and it's a business discussion which has great benefits long-term, but also you have accountable people looking at the revenue stream you're gonna generate from it and the earnings you're gonna generate from it, and how is it going to enhance your offering to your customers?

In these industries like Rockwood—we were in the chemical industry like DuPont, you've got a lot of relatively old technologies. And in order for you to stay ahead of the game and drive that top line you need to be innovative with your customer. And it can be done, but it needs to be appropriately managed. And the business unit people are the ones who are best capable of doing that.

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Additional Information

Trian and the investment funds that it manages that hold shares of E.I. du Pont de Nemours and Company (collectively, Trian with such funds, “Trian Partners”) together with other Participants (as defined below), filed a definitive proxy statement and an accompanying proxy card with the Securities and Exchange Commission (the “SEC”) on March 25, 2015 to be used to solicit proxies in connection with the 2015 Annual Meeting of Stockholders of E.I. du Pont de Nemours and Company (the “Company”), including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the “2015 Annual Meeting”). Information relating to the participants in such proxy solicitation (the “Participants”) has been included in that definitive proxy statement and in any other amendments to that definitive proxy statement. Stockholders are advised to read the definitive proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the 2015 Annual Meeting because they contain important information, including additional information relating to the Participants. Trian Partners’ definitive proxy statement and a form of proxy will be mailed to stockholders of the Company. These materials and other materials filed by Trian Partners in connection with the solicitation of proxies will be available at no charge at the SEC’s website at www.sec.gov. The definitive proxy statement and other relevant documents filed by Trian Partners with the SEC will also be available, without charge, by directing a request to Trian’s proxy solicitor, MacKenzie Partners, Inc. 105 Madison Avenue, New York, New York 10016  (call collect: 212-929-5500; call toll free: 800-322-2885) or email: proxy@mackenziepartners.com.

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